UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

NCL CORPORATION LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

333-128780

(Commission File Number)

20-0470163

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 10, 2015, Norwegian Cruise Line Holdings Ltd., which is the direct parent company of NCL Corporation Ltd., issued a press release announcing a secondary public offering of its ordinary shares by certain selling shareholders. The press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Norwegian Cruise Line Holdings Ltd. on August 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2015	NCL CORPORATION LTD.

	By:	/s/ WENDY A. BECK
Wendy A. Beck Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Norwegian Cruise Line Holdings Ltd. on August 10, 2015.